UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2006
                                                         ----------------


                             Sharps Compliance Corp.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                         000-22390             74-2657168
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     (State or Other               (Commission File Number)   (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)

9350 Kirby Drive, Suite 300, Houston, Texas                77054
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   (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition

On January 24, 2006, the Company announced its results of operations for the three and six months ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of January 24, 2006 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits


(a) Financial Information
    Not applicable.

(b) Pro Forma Financial Information
    Not applicable.

(c) Exhibits
    Exhibit          Description
    99.1             Press Release, dated January 24, 2006

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SHARPS COMPLIANCE CORP.



DATE: January 24, 2006             By:  /s/  DAVID P. TUSA
                                   -------------------------------------
                                        Name: David P. Tusa
                                        Title: Executive Vice
                                        President, Chief Financial
                                        Officer and Business Development

                                INDEX TO EXHIBITS


Exhibit
Number                 Description
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99.1          Press Release, dated January 24, 2006